UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): April 7, 2005

Advanced Medical Institute Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-29531        88-0409144
(Commission File Number)      (IRS Employer Identification No.)

6767 W. Tropicana Avenue
Suite 207
Las Vegas, NV 89103-4754
_____________________________________________________________
(Address of principal executive offices and zip Code)

(702) 248-1047
_____________________________________________________________
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

On April 7, 2005, Mr. Dilip Shrestha was appointed by the Board of Directors (the “Board”) to serve as Chief Financial Officer of Advanced Medical Institute Inc. (the “Company”).

Mr. Shrestha previously held the position of Controller with Advanced Medical Pty Limited, a privately owned Australian company (“AMI Australia”), that consummated a share exchange with the Company on March 21, 2005. Mr. Shrestha had been with AMI Australia since 2001. Prior to that he was an Assistant Accountant with Australian Momentum Health Pty Ltd, a position he held from 1999. Mr. Shrestha holds a Bachelor of Business Accounting, Master of E-Commerce and a Graduate Diploma of Information Services and E-Commerce, all from Central Queensland University Sidney & Rockhampton Campus in Australia.

We have yet to finalize an employment agreement with Mr. Shrestha.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL INSTITUTE INC.

Date: April 8, 2005	By:	/s/ Jack Vaisman
Name: Jack Vaisman
Title: President